PROSPECTUS
dated October 26, 1999

                   2,500,000 SHARES

            LCM INTERNET GROWTH FUND, INC.
             COMMON STOCK ($.01 PAR VALUE)

     The  LCM Internet Growth Fund, Inc. (the "Fund"), which
is   a  newly  organized,  non-diversified,  closed-end
management investment company, is offering an aggregate
of 2,500,000 shares of common stock, $.01 par value per share (the "Common Stock"). The Fund's investment objective is to seek capital appreciation by investing
in   a   portfolio  consisting  primarily   of   equity
securities   issued  by  companies  that   the   Fund's
investment adviser believes will benefit from growth of
the  Internet.  Current  dividend  income  is  not   an
investment   consideration.    Under   normal    market
conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. There can be no assurance that the Fund's investment objective will be achieved. LCM Capital Management,
Inc. ("LCMCM") will serve as the investment adviser  to
the   Fund.  The  address  of  the  Fund  is  810  West
Washington Boulevard, Chicago, Illinois 60607, and the Fund's telephone number is (312) 705-3028.

     These securities involve a high degree of risk. Prior to this offering, there has been no public market for the Fund's shares. Equity securities of closed-end funds have frequently traded at discounts from their
net  asset  values and initial offering  prices.   This
risk may be greater for investors expecting to sell shares of a closed-end fund soon after completion of an
initial  public  offering  of  such  shares.    For   a
discussion of other significant risks that should be considered by potential investors, see "Risk Factors and Special Considerations."

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is
truthful  or  complete.   Any  representation  to   the
contrary is a criminal offense.

     Price to Public(1)   Underwriting Discount(2)     Proceeds to Fund(3)
 Per Share  $10.00              $0.55                             $9.45
 Total (4)  $25,000,000.00      $1,375,000.00            $23,625,000.00

(1) The Common Stock is being offered to investors
    at  an  initial public offering price of $10.00  per
    share.  See "Underwriting."
(2) The Fund and LCMCM have agreed to indemnify the
    Underwriters against certain liabilities,  including
    liabilities  under the Securities Act  of  1933,  as
    amended ("Securities Act").  See "Underwriting."
(3) Before  deducting  a  non-accountable  expense
    allowance  payable to LaSalle St.  Securities,  LLC,
    the   representative   of  the   Underwriters   (the
    "Representative"), in an amount equal to 1%  of  the
    total  Price  to  Public ($250,000).  Organizational
    expenses   of   the   Fund  and  offering   expenses
    associated with this offering, estimated to be $260,000, will be paid by LCMCM from its own assets.
    See "Underwriting."
(4) The Fund has granted to the Underwriters a 30-day over-allotment option to purchase up to 375,000 additional shares of Common Stock on the same terms and conditions set forth above. If all of such shares are purchased by the Underwriters, the total Price to Public, Underwriting Discount and Proceeds to Fund will be $28,750,000, $1,581,250 and $27,168,750. See "Underwriting."

                                       Internet Distribution by
     LaSalle St. Securities, LLC       Einvestmentbank
                                       Wedbush Morgan Securities

    Joseph Charles & Associates, Inc.  Southwest Securities, Inc.

Advanced Equities, Inc.   Bluestone Capital Partners, L.P.  EBI Securities Corp.
Hagerty Stewart           J.P. Turner & Co., LLC            L.H. Friend, Weinress, Frankson & Presson, L.P.
Nutmeg Securities, Ltd.   Paradise Valley Securities, Inc.  Redwine & Co., Inc.

     The Common Stock is being offered, subject to prior
sale, when, as and if accepted by the Underwriters  and
subject to approval of certain legal matters by counsel
for the Underwriters.  It is expected that delivery  of
the  shares of Common Stock will be made on  or  before
the third business day following the effective date  of
this  Prospectus at the offices of the Fund's  transfer
agent,   Firstar   Bank  Milwaukee,  N.A.,   Milwaukee,
Wisconsin.   The  Common Stock has  been  approved  for
listing on the American Stock Exchange under the symbol
"FND."

     You are advised to read this Prospectus, which sets
forth concisely the information about the Fund that you
should  know  before investing.  It should be  retained
for  future reference. Additional information regarding
the  Fund  is  included in the Statement of  Additional
Information  (the "SAI"), dated the date hereof,  which
has   been  filed  with  the  Securities  and  Exchange
Commission  (the "SEC") and is incorporated  herein  by
reference.  The table of contents of the SAI is located
on  page 24 of this Prospectus.  A copy of the  SAI  is
available  without charge by writing the  Fund  at  810
West Washington Boulevard, Chicago, Illinois 60607, or by calling (312) 705-3028.

          TABLE OF CONTENTS OF THE PROSPECTUS
                                                               Page
PROSPECTUS SUMMARY                                              3
FEES AND EXPENSES                                               5
USE OF PROCEEDS                                                 6
THE FUND                                                        6
INVESTMENT OBJECTIVE AND POLICIES                               6
INVESTMENT RESTRICTIONS                                         9
INVESTMENT PRACTICES AND TECHNIQUES                             9
RISK FACTORS AND SPECIAL CONSIDERATIONS                        13
YEAR 2000 ISSUE                                                15
MANAGEMENT OF THE FUND                                         15
DESCRIPTION OF COMMON STOCK                                    16
DISTRIBUTIONS; DISTRIBUTION REINVESTMENT PLAN                  17
ANTI-TAKEOVER PROVISIONS                                       18
SHARE PURCHASES AND TENDERS                                    19
FEDERAL TAXATION OF THE FUND AND ITS DISTRIBUTIONS             20
NET ASSET VALUE                                                20
UNDERWRITING                                                   21
LEGAL MATTERS                                                  22
EXPERTS                                                        22
ADDITIONAL INFORMATION                                         23
REPORTS TO SHAREHOLDERS                                        23
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION   24


     Until November 22, 1999, all dealers  that  effect
transactions  in  these  securities,  whether  or   not
participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

     You should rely only on the information contained in
this Prospectus.  The Fund has not authorized anyone to
provide  you with different information.  The  Fund  is
not  making an offer of these securities in  any  state
where  the  offer  is not permitted.   You  should  not
assume   that   the  information  contained   in   this
Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                  PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.


The Fund                  The  Fund  is  a newly organized,  non-
                          diversified,   closed-end    management
                          investment    company,     which     is
                          registered    as   such    under    the
                          Investment  Company  Act  of  1940,  as
                          amended   (the   "1940   Act").     The
                          investment objective of the Fund is  to
                          seek  capital appreciation by investing
                          in  a portfolio consisting primarily of
                          equity  securities issued by  companies
                          that  LCMCM believes will benefit  from
                          growth   of   the   Internet.   Current
                          dividend  income is not  an  investment
                          consideration.   Under  normal   market
                          conditions,  the Fund  will  invest  at
                          least  65% of its total assets  in  the
                          equity  securities  of  companies  that
                          engage   in   Internet  and   Internet-
                          related activities.  See "The Fund."

Investment Objective and  The  Fund's  investment  objective   is
Policies                  capital  appreciation.   Under   normal
                          market   conditions,  the   Fund   will
                          invest  at  least  65%  of  its   total
                          assets  in  the  equity  securities  of
                          companies  that  participate   in   the
                          Internet.   See  "Investment  Objective
                          and Policies," "Investment Restrictions" and "Investment Practices and Techniques."

The Offering              The  Fund  is offering an aggregate  of
                          2,500,000  shares of  Common  Stock  to
                          investors   at   an   initial    public
                          offering  price  of $10.00  per  share.
                          The  offering is being made  on  behalf
                          of   the   Fund  through  a  group   of
                          Underwriters,  for  which  LaSalle  St.
                          Securities,  LLC  is  acting  as   lead
                          Representative.  The Underwriters  have
                          been  granted  an  option,  exercisable
                          for  30  days  from the  date  of  this
                          Prospectus,  to  purchase  up   to   an
                          additional  375,000  shares  of  Common
                          Stock  to  cover over-allotments.   The
                          minimum  permitted  investment  by   an
                          investor  in  this  offering   is   200
                          shares.  See "Underwriting."

Use of Proceeds           The   net  proceeds  of  this  offering
                          (estimated  to  be $23,375,000  if  the
                          Underwriters' over-allotment option  is
                          not  exercised),  after  deducting  the
                          underwriting  discount  and  the   non-
                          accountable expense allowance, will  be
                          invested  by  LCMCM on  behalf  of  the
                          Fund  in  accordance  with  the  Fund's
                          investment   objective  and   policies.
                          Organizational  and  offering  expenses
                          of  the Fund will be paid by LCMCM from
                          its   own   assets.    See   "Use    of
                          Proceeds."

Listing Prior to this offering, there has been no public market for the shares of Common Stock of the Fund. The Common Stock has been approved for listing on the American Stock Exchange (the "ASE") under the symbol "FND." See "Underwriting."

Stock Symbol              "FND."

Investment Adviser        LCM     Capital    Management,     Inc.
                          ("LCMCM"),     a    newly    organized,
                          registered  investment  adviser   under
                          the  Investment Advisers Act  of  1940,
                          as  amended  (the "Advisers Act"),  and
                          an  affiliate of the Representative, is
                          the  Fund's investment adviser.   LCMCM
                          will   manage  the  Fund's   investment
                          portfolio   in  accordance   with   the
                          Fund's    investment   objective    and
                          policies.   Prior  to the  organization
                          of  the  Fund, LCMCM had not served  as
                          an  investment  adviser  to  any  other
                          investment company.

                          Prior  to  joining LCMCM in June  1998,
                          the  portfolio  manager  of  the  Fund,
                          Barry  J.  Glasgow, spent  seven  years
                          with  Gonski  & Glasgow Investments,  a
                          registered investment manager,  in  the
                          positions   of  managing  partner   and
                          portfolio   manager.   Prior   to   the
                          organization of the Fund,  Mr.  Glasgow
                          had  not  served as a portfolio manager
                          to  any other investment company.   See
                          "Management  of  the  Fund"  and  "Risk
                          Factors and Special Considerations."

Management Fees           The   Fund  will  pay  LCMCM  for   its
                          investment   management   services    a
                          monthly  fee at an annual rate of  1.0%
                          of   the   Fund's  average  daily   net
                          assets.  See "Management of the Fund."

Dividends and             It  is the Fund's present policy, which
Distributions             may   be   changed  by  the  Board   of
                          Directors, to make regular annual  cash
                          distributions  to its  shareholders  of
                          substantially  all of  the  Fund's  net
                          investment  income, and to  distribute,
                          at  least  annually, any  net  realized
                          capital   gains.   See  "Distributions;
                          Distribution Reinvestment Plan."

Distribution              Under     the    Fund's    Distribution
Reinvestment Plan         Reinvestment    Plan   (the    "Plan"),
                          shareholders  will have  all  dividends
                          and     distributions     automatically
                          reinvested  in  additional  whole   and
                          fractional  shares of Common  Stock  of
                          the  Fund, unless they notify the  Fund
                          of   their   desire  to  receive   cash
                          distributions  instead.    Shareholders
                          whose shares are held in the name of  a
                          broker  or nominee should contact  such
                          broker or nominee to confirm that  they
                          may   participate  in  the  Plan.   See
                          "Distributions; Distribution Reinvestment
                          Plan."

Taxation                  The  Fund intends to qualify and  elect
                          to    be   treated   as   a   regulated
                          investment  company  for  U.S.  federal
                          income  tax purposes. As such, it  will
                          generally  not  be  subject   to   U.S.
                          federal income tax on income and  gains
                          that  are  distributed to shareholders.
                          See  "Federal Taxation of the Fund  and
                          its  Distributions" below  and  in  the
                          SAI.

Custodian, Transfer       Firstar  Bank Milwaukee, N.A. ("Firstar
Agent, Dividend Paying    Bank"),   615  East  Michigan   Street,
Agent, Registrar,         Milwaukee, Wisconsin, 63202,  will  act
Administrator and Fund    as  custodian of the Fund's assets  and
Accountant                as  the Fund's transfer agent, dividend
                          paying  agent  and registrar.   Firstar
                          Mutual Fund Services, L.L.C., which  is
                          an  affiliate of Firstar Bank and which
                          is  located  at the same address,  will
                          act  as  the  Fund's administrator  and
                          fund  accountant.  See  "Management  of
                          the Fund."

Trading Discount          As  a  newly organized entity, the Fund
                          has  no  operating history.  Shares  of
                          closed-end     investment     companies
                          frequently  trade in the  market  at  a
                          discount  from  net asset  value.  This
                          characteristic is a risk  separate  and
                          distinct from the risk that the  Fund's
                          net  asset  value will  decrease  as  a
                          result   of   the   Fund's   investment
                          activities, and may be greater  if  you
                          expect  to  sell  your  shares   in   a
                          relatively   short   period   of   time
                          following this offering.  It should  be
                          noted,  however, that  shares  of  some
                          closed-end   funds   have   traded   at
                          premiums to net asset value.  The  Fund
                          cannot predict whether its shares  will
                          trade  at,  above  or below  net  asset
                          value.   The Fund is intended primarily
                          for  long-term  investors,  and  should
                          not  be  considered as  a  vehicle  for
                          short-term trading purposes.  See  "The
                          Fund"  and  "Risk Factors  and  Special
                          Considerations."

Anti-Takeover Provisions  The  Fund's  Articles of  Incorporation
                          contain      certain      anti-takeover
                          provisions that may have the effect  of
                          inhibiting    the    Fund's    possible
                          conversion   to  open-end  status   and
                          limiting  the ability of other  persons
                          to  acquire  control of  the  Fund.  In
                          certain      circumstances,       these
                          provisions   might  also  inhibit   the
                          ability  of shareholders to sell  their
                          shares  at  a  premium over  prevailing
                          market  prices.   The Fund's  Board  of
                          Directors  has  determined  that  these
                          provisions  are  in the best  interests
                          of  shareholders generally.  See "Anti-
                          Takeover Provisions."

Risk Factors              The  shares  of  Common  Stock  offered
                          hereby  involve a high degree of  risk,
                          including  the  Fund's  lack  of  prior
                          operating  history,  LCMCM's  lack   of
                          investment  management experience,  the
                          non-diversified  status  of  the   Fund
                          under the 1940 Act, the volatility  and
                          concentration     of     the     Fund's
                          investments,  the  illiquid  nature  of
                          some    of    the   Fund's    portfolio
                          securities and the risks relating to  a
                          limited  public market for  the  Fund's
                          Common  Stock.   You  should  carefully
                          consider  your  ability to  assume  the
                          foregoing   risks  before   making   an
                          investment  in the Fund.   Given  these
                          investment  risks,  investment  in  the
                          Fund   should   not  be  considered   a
                          complete   investment   program.    See
                          "Risk      Factors     and      Special
                          Considerations."


                   FEES AND EXPENSES

     The purpose of the following Fee Table and Example is to assist you in understanding the fees and expenses that you will bear directly (shareholder transaction expenses) and indirectly (annual operating expenses) as a shareholder of the Fund.

Fee Table:

Shareholder Transaction Expenses
    Sales Load (as a percentage of offering price)               5.50%
    Non-Accountable Expense Allowance                            1.00%
                                                                 -----
    Total Shareholder Transaction Expenses                       6.50%
                                                                 =====
Annual Operating Expenses (as a percentage of net assets)
    Management Fees                                              1.00%
    Other Expenses (1)                                           1.50%
                                                                 -----
    Total Annual Operating Expenses                              2.50%
                                                                 =====

Example:                              1 year    3 years   5 years  10 years

You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return:            $89      $138       $189     $330


(1) Based upon estimated amounts of expenses for the Fund's first fiscal year, assuming Fund assets of $25,000,000.

     The Example set forth above assumes payment of the sales load and non-accountable expense allowance, reinvestment of all dividends and distributions at net asset value and an expense ratio equal to the Total
Annual Operating Expense as set forth above. The assumption in the example of a 5% annual rate of return is mandated by the SEC regulations, and is applicable to all investment companies. This Example should not be considered a representation of future expenses or annual rates of return. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the above Example. In addition, while the above Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Distribution Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Distributions;
Distribution Reinvestment Plan."

                    USE OF PROCEEDS

     The net proceeds of this offering (estimated to be $23,375,000 assuming the Underwriters' over-allotment option is not exercised), after deducting the underwriting discount and the non-accountable expense allowance, will be invested in accordance with the Fund's investment objective and policies set forth under "Investment Objective and Policies" within three months from the date of this Prospectus. Pending such investment, the proceeds will be invested in U.S.
government securities and/or money market securities as described under "Investment Practices and Techniques" herein. LCMCM will begin to receive its 1% management fee as soon as the Fund has assets to invest. The organizational expenses of the Fund and the expenses associated with the offering, which are estimated to be $260,000, will be paid by LCMCM from its own assets.

                       THE FUND

     The Fund was organized on August 24, 1998 as a corporation under the laws of the State of Maryland.
The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The
Fund's address is 810 West Washington Boulevard,
Chicago, Illinois 60607, and its telephone number is
(312) 705-3028.

     The Fund's investment objective is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in the securities in which the Fund plans to invest, the Fund should not be considered a complete investment program.
See "Risk Factors and Special Considerations."

           INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from growth of the Internet. Equity securities are defined to include common stocks, securities convertible into common stocks, such as convertible preferred stocks, bonds, notes and debentures, and American Depositary Receipts ("ADRs"). Current income is not an investment consideration. No assurance can be given that the Fund will realize its investment objective.

     The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities.
A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares of Common
Stock.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that engage in Internet and Internet-related activities. Under favorable market conditions, the Fund would expect to be substantially fully invested in such securities. The Fund may hold a small portion of its assets (generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary daily cash needs.
Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of cash and/or invest more assets in U.S. government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture. To the extent the Fund engages in temporary investment strategies, the Fund may not achieve its investment objective.

     The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies and consumers to communicate electronically, access and share information and conduct business.
LCMCM believes that because of the dramatic growth of Internet activity in recent years, favorable investment opportunities are offered by companies that provide products and/or services designed for Internet use.

     In evaluating investment opportunities for the Fund,
LCMCM will focus primarily on companies with
significant research and development efforts.   In this
regard, an important yardstick LCMCM employs in making portfolio selections, in addition to evaluating trends in corporate revenues, earnings and dividends, is the amount of capital currently being expended on research and development, and the purpose of the technology.
LCMCM believes that dollars invested in research and development today frequently have significant bearing on future growth, or lack thereof.

     LCMCM will draw upon a myriad of information sources in evaluating the direction of the Internet and the opportunities afforded thereby. Through these sources, LCMCM has come to believe that the Internet as it exists today will eventually develop into three separate, yet connected, forms, each serving a different function. Specifically, in addition to the current version of the Internet which serves a variety of commercial, communication and entertainment functions (i.e., Internet 1), LCMCM foresees the development of two new "Internets": Internet-2 (for government and university use), and Internet-3 (for very secure commercial purposes, like bank transactions). Given its investment objective and policies, LCMCM believes that the Fund will be well positioned to take advantage of any such growth, should it occur.

     In order to assist in the assessment of Internet-related investment opportunities for the Fund, LCMCM has divided those companies which participate in the Internet into three major areas consisting of 13 sectors and 65 sub-sectors. These three major areas are as follows: infrastructure, content and e-commerce. Infrastructure is the basic connections, networks and computer and server hardware necessary to convey information from point A to point B. Content includes those sites, services, software and applications necessary to facilitate user access to information and/or services on the web. E-commerce is the structure necessary to conduct business-to-business, consumer-to- business and government-to-business transactions. Those companies providing infrastructure, content and e- commerce products and/or services designed for Internet use comprise the "information technology industry."

     Although LCMCM has identified 13 sectors and 65 sub-sectors for investment, because the Internet is so dynamic, LCMCM intends to closely monitor the Internet for emerging and obsolete sectors and sub-sectors. For each identified sub-sector, LCMCM intends to evaluate the companies, both public and private, that are vying for leadership. Generally, such leaders will be added to the Fund's holdings. However, like the sectors and sub-sectors themselves, these leaders will not remain static. The evaluation of changes among the leaders will be a continual process.

     LCMCM expects that approximately 85% of the Fund's
Internet-related equity investments will be divided among the leaders of the identified sub-sectors. As the leaders of the identified sub-sectors change, the Fund's investments will be rebalanced so as to replicate as nearly as possible the current status of the indicated sub-sectors and the leaders thereof. Any such rebalancing will increase the Fund's transactional expenses and portfolio turnover. The weighting of the investment in each sub-sector will be determined by a proprietary quantitative program overlapping the portfolio. The remaining 15% will be in assets identified by LCMCM as special situations which will generally be in companies that do not have the historical basis necessary for the Fund's model or involve emerging technology.

     LCMCM will utilize a quantitative model to overlap the Fund's portfolio holdings because LCMCM expects the Internet to exhibit a life cycle effect which will generate benefits for a shifting set of companies.
Certain sectors may become more visible, garner more public attention and may, in fact, be more vital to one phase of the Internet's development than other sectors until the Internet enters a new phase. Periods of over-visibility and sky-high valuations for one sub-sector may prove temporary as another gains visibility and momentum, only to be replaced by another sub-sector, and so on.

The chart below illustrates the 13 sectors and 65 sub-sectors
LCMCM has currently identified:

Infrastructure              Content                    E-Commerce
Communications              Information Providers      Retail E-Commerce
  -Equipment                  -Family Oriented          -Direct Sales
  -Digital Subscriber Line    -Financial                -Auctions
  -Cable                      -Health/Medical           -Shopping Bots/Guides
  -Wireless                   -Multimedia Entertainment -Transaction/Billing
Network Security              -General and               Management Fulfillment
  -Biometrics                  Industrial News         Business-to-Business
  -Virtual Private Networks   -Education               E-Commerce
   ("VPNs")                 Internet Software           -Vertical Business-
  -Virus Detection            -JAVA Enablers             to-Business Networks
  -Security System            -E-Commerce Enablers      -Business-to-Business
   Management                 -Database                  Search Procurement Bots
  -Public Key Interchange     -Enterprise Interface     -Business-to-Business
  -Intrusion Detection        -Web Interface and         Auctions
  -Encryption                  Browers                  -EDI Fulfillment
  -Firewalls                  -Site Building             Networks
Network Connections         Portals and Hubs            -Business-to-Business
  -Servers                    -Mass-Marjet Portals       Out-Sourcing
  -Routers                    -Industry Specific         Management
  -Data Storage                Portals                 Government-to-Business
  -Satellite                  -Search Engine           E-Commerce
  -Backbones                   Technologies             -Government-to-Business
Internet Service Providers    -Communities              -Vertical Government-
("ISPs")                      -Transaction Management    to-Business Networks
  -Portal                   Advertising and Marketing   -Government Document
  -Private Networks           -Web Ad Management         Distribution
  -Web Developers             -Market Research          -Government-to-Business
  -E-Commerce Providers       -Industry Consultants      Contract Search
  -Turnkey                  Enabling Technologies        Bots/Guides
Media Technologies            -Streaming Media          -Government-to-Business
  -Video Conference           -Traffic Cache Management  Auctions
   Sites/Tech                 -Fax/Telecopy             -Outsourcing Management
  -Streaming Video
  -Digital Video Discs
  -Set-Top TV Boxes
  -Multimedia Plug-ins

                INVESTMENT RESTRICTIONS

     The following restrictions, along with the Fund's investment objective, are the Fund's only fundamental policies - that is, policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities. See "Investment
Objective and Policies," above. All other policies and investment restrictions referred to in this Prospectus are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. Except as otherwise noted, the percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. As a matter of fundamental policy:

(1) The Fund may not borrow money or issue senior securities, except as permitted under the 1940 Act;

(2) The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities);

(3) The Fund may not make loans, except to the extent the Fund may be deemed to be making loans by purchasing debt securities or entering into repurchase agreements, and the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets (taken at market value);

(4) The Fund may not act as an underwriter of another issuer's securities, except to the extent that, in connection with the purchase and sale of portfolio securities, it may be deemed to be an underwriter within the meaning of the Securities Act;

(5) The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities); and

(6) The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry, except that the Fund will invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry" (as defined by the Fund).

          INVESTMENT PRACTICES AND TECHNIQUES

     The following provides a more detailed discussion of certain of the securities that the Fund may purchase and certain of the investment practices and portfolio management techniques that the Fund may utilize. Any investment by the Fund in debt securities or repurchase agreements will be for cash management purposes only, and in the event the Fund determines to lend its portfolio securities, it will be for the purpose of generating additional income (not capital appreciation).

a)  U.S. Government Securities

     The U.S. government securities in which the Fund may invest are securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities.
Certain of these securities, including U.S. Treasury bills, notes and bonds, and Federal Housing
Administration debentures, are supported by the full faith and credit of the United States. Other U.S.
government securities issued or guaranteed by federal agencies or government-sponsored enterprises that are not supported by the full faith and credit of the United States include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the agency or instrumentality, such as Student Loan Marketing
Association securities.

b)  Money Market Securities

     The money market securities in which the Fund may invest include (i) commercial paper rated A-1 or higher by Standard & Poor's ("S&P") or Prime-I or higher by Moody's Investor Service ("Moody's"), or if such commercial paper is not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's, (ii) repurchase agreements entered into with respect to U.S. government securities which are secured by collateral at least equal to the repurchase price and (iii) certificates of deposit, bankers' acceptances and other short-term obligations issued by domestic branches of U.S. banks and savings and loan associations.

c)  Leverage through Borrowing

     The Fund has a fundamental investment restriction which states that the Fund may not borrow money except as permitted under the 1940 Act. The 1940 Act permits borrowings in an amount up to 33 1/3% of a fund's total assets. Accordingly, the Fund is authorized to borrow money in an amount up to 33 1/3% of its total assets (measured by adding the amount borrowed to the Fund's other assets). This percentage restriction must be satisfied at all times. The Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. Borrowing money (or leveraging the Fund's assets, as it is sometimes referred to) will generally exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's investment portfolio.
In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds. The Fund currently intends to borrow money only for temporary, extraordinary or emergency purposes. While the Fund has no current intention of doing so, the Fund may also borrow for the purpose of financing additional investments, or purchasing the Fund's own Common Stock in the open market in an attempt to increase the market price of such stock when it is trading at a discount to net asset value. In the event the Fund determines to engage in either of these activities, shareholders will be notified via a supplement to this Prospectus, press release and/or in some other similar manner.

d)  Derivative Transactions

     The Fund may purchase and sell "call" and "put" options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter markets as a means of achieving additional return or hedging the value of the Fund's portfolio.
The Fund will not write (i.e., sell) options in an amount exceeding 10% of its total assets, or invest
(i.e., purchase) more than 10% of its total assets in options.

     A "call" option is a contract that gives the holder of the option the right to buy from the writer (i.e., the seller) of the option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A "put" option is a contract that gives the holder of the option the right to sell to the writer (i.e., the seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     Options on securities indices work in much the same manner as options on securities discussed above, except that delivery of cash rather than the underlying securities is made. Cash settled index options do not relate to a particular number of shares. Rather, the "size" of a cash-settled index option contract is determined by the index "multiplier." A stock index fluctuates with changes in the market values of the stocks included in the index, although due to differences in trading times and days or other factors, a stock index option may not reflect actual market values of the underlying securities in the index at certain times.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.
This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires. An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write those options for which there appears to be a secondary market, there can be no assurance that a liquid secondary market will exist for any particular option.

     In addition to purchasing and selling options, the Fund may invest in futures and options on futures. Please see the SAI for more information.

e)  American Depositary Receipts

     The Fund's investment in equity securities may include investments in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which have been deposited with a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.
Investments in ADRs may entail the special risks of international investment, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

f)  Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities, which are securities that are not readily marketable. When purchasing illiquid securities, the Fund will endeavor to obtain the right to registration at the expense of the issuer.
Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale.
Investing in such securities may have the effect of decreasing the level of liquidity in the Fund's investment portfolio during such period.

g)  Closed-End Investment Companies

     The Fund may also invest in shares of closed-end investment companies that are trading at a discount to net asset value, or at a premium to net asset value if LCMCM believes that such investments will further the Fund's investment objective. Closed-end funds in which the Fund may invest need not have a policy of investing in the Internet. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that the market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds. Similarly, there can be no assurance that the market price of any shares of a closed-end fund purchased by the Fund at a premium will not decrease subsequent to a purchase of such shares by the Fund. Under the 1940 Act, the Fund may invest only up to 10% of its total assets in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Any investment by the Fund in a closed-end fund will result in increased transaction costs, since the closed-end fund will have its own fees and expenses (including its own management fees) which will be passed along to its investors, including the Fund. As a result, Fund shareholders will be subject to duplicative fees.

h)  Lending Portfolio Securities

     The Fund may lend portfolio securities with a value not exceeding 33 1/3% of the Fund's total assets to brokers or dealers, banks or other institutional borrowers of securities as a means of earning income. Any such securities lending will be done through Firstar Bank as agent for the Fund. In the event the Fund engages in securities lending activities, the Fund will receive from the borrower collateral in the form of cash or securities issued or guaranteed by the U.S. government.
Such collateral will be invested on the Fund's behalf by Firstar Bank and maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such securities lending is to permit the borrower to use such securities for delivery to purchasers when the borrower has sold short. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent, and the Fund will also receive interest on the investment of the collateral, or a fee from the borrower as compensation for the loan. However, the Fund will pay reasonable custodial and administrative fees to Firstar Bank in connection with any such loan. The Fund will retain the right to call, upon notice, the lent securities.
While there may be delays in recovery or even loss of right in collateral should the borrower fail financially, LCMCM will, together with Firstar Bank, review the creditworthiness of the entities to which such loans are made to evaluate those risks. There are no special protections afforded to the Fund in the event Firstar Bank fails financially.

i)  Repurchase Agreements

     The Fund may acquire U.S. government securities and simultaneously enter into so-called "repurchase agreements" with the settler, which may be a member bank of the Federal Reserve System or primary dealers in U.S. government securities, whereby the settler agrees to repurchase such securities at the Fund's cost plus interest within a specified time (usually within seven days). Repurchase agreements offer the Fund a means of generating income from excess cash that the Fund might otherwise hold. The Fund's repurchase agreements will provide that the collateral underlying the repurchase agreement will always be at least equal to the repurchase price. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, LCMCM must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement on behalf of the Fund. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in securing its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss.

j)  Reverse Repurchase Agreements

     From time to time, the Fund may enter into reverse repurchase agreements whereby the Fund sells a security and simultaneously obtains the commitment of the purchaser, which may be a commercial bank or a broker or dealer, to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

k)  When-Issued and Delayed-Delivery Securities

     The Fund may purchase securities on a "when-issued" or "delayed-delivery" basis whereby the Fund purchases a security with delivery of the security and payment deferred to a future date. Normally, the settlement date occurs within 45 days of the purchase. During the period between purchases and settlement, no payment is made by the Fund to the issuer, and no interest is accrued on debt securities nor is dividend income earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. While when-issued or delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the intent of actually acquiring them.
The Fund will maintain liquid securities equal in value to such securities, which will either mature or, if necessary, be sold on or before the settlement date to pay for the when-issued or delayed-delivery securities.
There is no restriction on the percentage of the Fund's assets that may be invested in when-issued or delayed-delivery securities.

l)  Concentration

     Under normal market conditions, the Fund intends to invest more than 25% of its total assets in the securities of issuers in the information technology industry. This practice involves an increased risk of loss to the Fund should the market value of securities in this industry decline.

        RISK FACTORS AND SPECIAL CONSIDERATIONS

     The purchase of shares of Common Stock involves a number of significant risks. As a result, there can be no assurance that the Fund will achieve its investment objective. In addition to the other information contained in this Prospectus, you should consider the following risk factors in evaluating an investment in the Common Stock.

a)  No Prior History;  Discount from Net Asset Value

     The Fund is a newly organized, closed-end management investment company with no operating history. Prior to this offering, there has been no public market for the Fund's shares. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Common Stock is designed primarily for long-term investors and should not be considered a vehicle for short-term trading purposes.
The net asset value of the Fund's shares are expected to also fluctuate with price changes of its portfolio securities, but may not fluctuate proportionately with the changes in value of portfolio securities.

b)  No Prior Investment Record at LCMCM

     Although the portfolio manager of the Fund, Barry J.
Glasgow, has more than seven years of prior investment management experience as a portfolio manager for private accounts, he has no prior investment record with LCMCM and he has no prior experience managing an investment company. Likewise, LCMCM is a newly organized investment adviser which, prior to the organization of the Fund, had not served as an investment adviser to any other investment company.

c)  Non-Diversified Status

     The Fund is classified as a "non-diversified" investment management company under the 1940 Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case were the Fund classified as a "diversified" investment management company. Relative to a "diversified" investment management company, changes in the financial results and/or condition or market valuation of a single issuer may cause greater fluctuations in net asset value per share.

d)  Volatility of Investments

     The market prices of the securities in which the Fund intends to invest are likely to be highly volatile and could be subject to wide fluctuations which would result in similar fluctuations in the net asset value of the Fund's Common Stock. The reason for this volatility is that the stock markets, and in particular the Nasdaq National Market, have experienced extreme price and volume fluctuations that have particularly affected the market prices of equity securities of many technology companies and that have often been unrelated or disproportionate to the operating performance of such companies. As a result, the trading prices of many technology companies' stocks are at or near historical highs and reflect price-to-earnings ratios substantially above historical levels. There can be no assurance that these trading prices and price-to-earnings ratios will be sustained. In the event of a decrease in such prices or ratios, the net asset value of the Fund's Common Stock (and the value of your investment) is likely to fall and could fall greater than that of technology shares in general.

e)  Concentration in the Information Technology Industry

     Because the Fund's investments will be concentrated in the information technology industry, the net asset value of its shares of Common Stock will be especially influenced by factors specific to that industry and may fluctuate more widely than the value of shares in a portfolio investing in a broader range of industries.
For example, many products and services are subject to risks of rapid obsolescence caused by technological advances.

     In addition, competitive pressures may have a significant effect on the financial condition of companies in this industry. If the information technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

     Finally, many of the activities of companies in the information technology industry are highly capital-intensive, and it is possible that companies which invest substantial amounts of capital in new products and services will be unable to recover their investments or otherwise meet their obligations.

f)  Smaller Companies

     The Fund expects to invest a substantial portion of its assets in securities issued by smaller companies (both as to revenues and stock market capitalization). Such companies may offer greater opportunities for capital appreciation than larger companies, but also involve certain special risks. Such companies may have limited product lines, markets and/or financial resources, and may be dependent on a limited management group.

     While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely-held securities. The market prices of such securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing and/or closing out positions in these securities at prevailing market prices.

     There may be less publicly-available information about the issuers of these securities or less market interest in such securities than those of larger companies, and it may take a longer time for the market prices of such securities to reflect the full value of the issuer's underlying earnings potential.

g)  Investments in Equity Securities

     Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities.
All equity securities are subject to price volatility, potential bankruptcy of the issuer, general movements in markets, overall economic conditions and perceptions of potential growth. The equity securities of small-capitalization companies are particularly susceptible to these characteristics.

h)  Illiquid Securities

     The Fund may invest in securities for which no readily available market exists, which are restricted as to resale or otherwise are highly illiquid. The ability of the Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when LCMCM would otherwise have sold the securities. This, in turn, could cause the Fund to sell other investments and/or engage in borrowing transactions if necessary to raise cash to meet its obligations.

i)  Anti-Takeover Provisions

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares of Common Stock at a premium over prevailing market prices. The Fund's
Board of Directors has determined that these provisions are in the best interests of shareholders generally.

                    YEAR 2000 ISSUE

     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has made compliance with the Year 2000 Problem a high priority. Accordingly, the Fund is taking steps it believes are reasonably designed to address the Year
2000 Problem, focusing primarily on the computer software systems of its major service providers. In this regard, these service providers have represented to the Fund that they do not currently anticipate that the Year 2000 Problem will have a material impact on their ability to continue to fulfill their duties as service providers to the Fund. With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. In the event one or more of these companies is not Year 2000 compliant, the Fund may be adversely affected.

                MANAGEMENT OF THE FUND

Directors & Officers

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of the Fund's officers. The SAI contains information as to the identity and background of the Fund's directors and officers.

Investment Adviser

     The Board of Directors of the Fund has entered into an Investment Advisory Agreement with LCM Capital
Management, Inc. ("LCMCM") under which LCMCM will manage the Fund's investments and business affairs, subject to the supervision of the Board of Directors.
LCMCM was organized on June 4, 1998 as an Illinois
Corporation, and is a registered investment adviser under the Advisers Act. LCMCM has no prior experience managing investment companies. The address of LCMCM is 810 West Washington Street, Chicago, Illinois 60607, and its telephone number is (312) 705-3028.

     The Fund's portfolio manager is Barry J. Glasgow, Chief
Investment Officer and Secretary of LCMCM.  From March
1991 to June 1998, Mr. Glasgow served as the managing partner and portfolio manager of Gonski & Glasgow
Investments, a registered investment adviser, with responsibility for investment direction, portfolio management, operations, computer software and compliance (i.e., filings with state and federal authorities). Mr. Glasgow has no prior experience managing investment companies.

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement, dated as of October 26, 1999, LCMCM will, under the supervision of the Fund's Board of Directors: (i) provide a continuous investment program for the Fund's portfolio,
(ii) provide investment research, and from this research, make and execute recommendations for the purchase and sale of securities, (iii) provide all facilities and personnel, including officers, required for the Fund's administrative management and (iv) pay the salaries and expenses of all officers and employees of the Fund, and all directors of the Fund who are affiliated with LCMCM or its affiliates.

     As compensation for its services, and the related expenses borne by LCMCM, the Fund pays LCMCM a fee, computed daily and payable monthly, equal to, on an annual basis, 1.0% of the Fund's average daily net assets.

     In addition to the fees payable to LCMCM, the Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of portfolio securities; interest charges; fees and expenses of attorneys and auditors; taxes and governmental fees;
costs of stock certificates and
any other expenses
(including clerical expenses) of issuance, sale or repurchase of the Fund's Common Stock; expenses in connection with the Fund's Distribution Reinvestment
Plan; membership fees in trade associations; expenses of maintaining any stock exchange listings of the Fund's Common Stock; expenses of printing and distributing reports, prospectuses, notices and proxy materials; expenses of corporate data processing and related services; shareholder record keeping and shareholder account services (including salaries of shareholder relations personnel); expenses of printing and filing reports and other documents filed with governmental agencies; expenses of shareholders' meetings; fees and disbursements of the Fund's administrator, fund accountant, transfer agent and custodian; expenses of disbursing dividends and distributions; fees, expenses and out-of-pocket costs of directors of the Fund who are not interested persons of LCMCM; insurance premiums and litigation costs; and indemnification. The Fund is not, however, responsible for its organizational fees and expenses or the expenses of this offering (except for underwriting discounts and commissions and the Representative's non-accountable expense allowance); rather, these fees will be paid by LCMCM from its own assets.

     The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under these provisions, LCMCM may (i) direct Fund portfolio brokerage to the Representative, although LCMCM has no current intention to do so, and (ii) pay commissions to brokers other than the Representative which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by LCMCM to be useful or desirable for its investment management of the Fund.

     The SAI contains more information about the Investment
Advisory Agreement, including a more complete description of the brokerage practices of the Fund.

Custodian

     The Fund's custodian is Firstar Bank Milwaukee, N.A.,
615 East Michigan Street, Milwaukee, Wisconsin 53202.

Transfer Agent, Dividend Paying Agent, Registrar and Fund Accountant

     Firstar Bank also serves as the Fund's transfer agent, dividend paying agent and registrar. Firstar Mutual
Fund Services, L.L.C. ("Firstar"), which is an affiliate of Firstar Bank and which is located at the same address, serves as fund accountant.

Administrator

     Firstar also serves as the Fund's administrator pursuant to a Fund Administration Servicing Agreement dated October 26, 1999. In this capacity, Firstar performs certain compliance and tax reporting functions for the Fund. For these services, the Fund pays
Firstar a monthly fee computed at an annual rate as follows: (i) for the first $200 million of net assets, 0.06% of the Fund's average daily net assets during the previous month, (ii) for the next $500 million of net assets, 0.05% of the Fund's average daily net assets during the previous month and (iii) for net assets in excess of $700 million, 0.03% of the Fund's average daily net assets during the previous month, subject to a minimum annual fee of $35,000. Firstar is also entitled to reimbursement for certain out-of-pocket expenses.

              DESCRIPTION OF COMMON STOCK

     The Fund, which was incorporated under the laws of the State of Maryland on August 24, 1998, is authorized to issue 500,000,000 shares of capital stock, par value
$0.01 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption.
The shares of Common Stock, when issued, will be fully paid and non-assessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive, subscription or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after payment of debts and expenses.
Shareholders are entitled to one vote per share. All voting rights for directors are non-cumulative, which means that holders of more than 50% of the shares of Common Stock can elect 100% of the directors if they choose to do so, and in such an event, the holders of the remaining shares of Common Stock will not be able to elect any directors.

     The Fund has no present intention of offering additional shares beyond this offering, except that additional shares may be issued under the Distribution
Reinvestment Plan.  See "Distributions; Distribution
Reinvestment Plan." Other offerings of Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offerings will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value
(exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     Under the 1940 Act and Maryland law, the Fund is not required to hold annual shareholders' meetings and, unless required to do so by the rules of the ASE, does not intend to hold such meetings. However, under Maryland law and the By-Laws of the Fund, the Fund will call a special meeting of its shareholders upon the written request of shareholders entitled to cast at least 25% of all the votes at such meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund will (i) inform the shareholders who made the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund, notify each shareholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law, unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at a meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding 12 months.
Shareholders' meetings must be held in order to approve any change in a fundamental investment policy of the Fund. See "Investment Restrictions."

     DISTRIBUTIONS; DISTRIBUTION REINVESTMENT PLAN

     The Fund's policy is to distribute to shareholders, on an annual basis, substantially all of its net investment income, and to distribute, at least annually, any net realized capital gains. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital
(up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares of Common Stock, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of such shares. Such excess, however, will be treated first as ordinary income up to the amount of the Fund's current and accumulated earnings and profits, and then as return of capital and capital gains as set forth above.

     In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     Shareholders may elect to receive all distributions in cash paid by check. Pursuant to the Distribution
Reinvestment Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested in whole or fractional shares of Common
Stock of the Fund, as the case may be.

     If the directors of the Fund declare a distribution payable either in shares of Common Stock or in cash, as shareholders may have elected, then non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows: whenever the market price per share of Common
Stock on the valuation date is equal to or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value;
provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.
The valuation date will be the distribution payment date, or, if that date is not an ASE trading day, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, Firstar
Bank will purchase shares of Common Stock in the open market, on the ASE or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before such open market purchases can be made, the market price exceeds the net asset value of the shares, open market purchases will cease and the Fund will issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price.

     Firstar Bank maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records.
Shares in the account of each Plan participant will be held by Firstar Bank in non-certificated form in the name of the participant.

     There is no charge to participants for reinvesting distributions. Firstar Bank's fees for handling the reinvestment of distributions will be paid by the Fund.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash.
However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to Firstar
Bank's open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as Firstar Bank will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. Firstar Bank may use its affiliates and/or affiliates of LCMCM, including the Representative, for all trading activity relative to the Plan. Such affiliates will receive a commission in connection with such trading transactions.

     If a shareholder desires to discontinue his or her participation in the Plan, the shareholder will receive a certificate for the appropriate number of full shares in the account, along with a check in payment for any fractional shares.

     The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such distributions. See "Federal Taxation of the Fund and its Distributions."

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund reserves the right to amend the Plan, provided participants are given written notice at least 30 days prior to the effective date thereof. The Fund may also terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to participants at least 30 days before the record date for such distribution. For more information about the Plan, please call Firstar Bank at (877) 526-7528.

               ANTI-TAKEOVER PROVISIONS

     The Fund currently has provisions in its Articles of Incorporation which could have the effect of limiting
(i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation or effectuate changes in the Fund's management. These provisions, which are described below, may be regarded as "anti-takeover" provisions.

     First, directors of the Fund may be removed from office, with or without cause, only by the affirmative vote of the holders of at least 66 2/3% of the shares of the Fund entitled to be voted for the election of directors. Second, the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund is required to amend certain provisions of the Articles of Incorporation. Third, the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

     (i) a merger or consolidation or statutory share exchange of the Fund with or into any other corporation;

     (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     (iii) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's outstanding shares is required.

     The 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, can only be changed by a similar 66 2/3% vote. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

     The provisions of the Articles of Incorporation described above could have the effect of depriving Fund shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

              SHARE PURCHASES AND TENDERS

     Although shares of closed-end investment companies sometimes trade at premiums over net asset value, they frequently trade at discounts. The Fund cannot predict whether the Common Stock will trade above, at or below net asset value. The Fund believes that if the Common
Stock trades at a discount to net asset value, the share price will not adequately reflect the value of the Fund to shareholders and that shareholders' financial interests would be furthered if the market price of the Common Stock more closely reflected net asset value. For these reasons, the Board of Directors intends to consider from time to time repurchases of Common Stock on the open market when the shares are trading at a discount from net asset value, and the Fund may engage in borrowings to finance or refinance such repurchase transactions. In addition, the Board of Directors may consider, from time to time, but not more frequently than once every two years, making an offer to each shareholder of record to purchase at net asset value shares of Common Stock owned by the shareholder. The Fund does not have a fundamental policy with respect to the repurchase of Common Stock and these repurchases are discretionary.

     Before authorizing any repurchase of Common Stock or tender offer to the Common Stock shareholders, the Fund's Board of Directors would consider all relevant factors, including the market price of the Common
Stock, its net asset value per share, the liquidity of the Fund's securities positions, the effect an offer to repurchase might have on the Fund or its shareholders and relevant market considerations. Any offer would be made in accordance with the requirements of the 1940
Act and the Securities Exchange Act of 1934, as amended
(the "Exchange Act"). Although the matter will be subject to the review of the Board of Directors at the time, a tender offer is not expected to be made if the anticipated benefit to shareholders and the Fund would not be commensurate with the anticipated cost to the Fund, or if the number of shares expected to be tendered would not be material.

     When a tender offer is authorized to be made by the Fund's Board of Directors, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares of Common Stock owned by a shareholder (or attributed to the shareholder for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the
"Code")). A shareholder who tenders all Common Stock shares owned or considered owned by him or her, as required, will realize a taxable gain or loss depending upon such person's basis in such shares.

     The policy of the Fund's Board of Directors with respect to tender offers and repurchases, which may be changed by the Board of Directors, is that the Fund will not accept tenders or effect repurchases if (i) those transactions, if consummated, would (a) result in the exclusion of the Common Stock from the ASE, or (b) impair the Fund's status as a regulated investment company under the Code; (ii) the Fund would not be able to liquidate securities to repurchase Common Stock in an orderly manner that is consistent with the Fund's investment objective and policies; or (iii) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging the transactions or otherwise materially affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the ASE or any exchange on which securities held by the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Fund or issuers of securities held by the Fund imposed by federal, state or local authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect on the Fund or its shareholders if shares of Common Stock were repurchased. The Board of Directors may modify these conditions in light of experience.

     Subject to the foregoing, the Board of Directors has decided that if the Fund's shares of Common Stock are trading at a discount to net asset value at a time which is at least six months from the effective date of the Fund's Registration Statement on Form N-2 (i.e., at least six months from October 15, 1999), the officers of the Fund may, in their discretion, make open market purchases in an effort to reduce or eliminate the discount. Under normal circumstances, such purchases by the Fund will be made with cash and cash equivalent reserves, although purchases may also be financed through Fund borrowings in an amount up to 33 1/3% of the Fund's total assets (measured by adding the amount borrowed to the Fund's other assets or uninvested cash).  See "Investment Practices-Leverage Through
Borrowing." No assurance can be given that open market purchases, if any, will result in the Common Stock's trading at a price that is close or equal to net asset value. The market price of the Common Stock will, among other things, be determined by the relative demand for, and supply of, the Common Stock in the market, the Fund's investment performance, the Fund's dividends and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. In the event the Fund acquires its Common Stock through open market purchases, the Fund's total assets may decrease and, therefore, its expense ratio may increase.

  FEDERAL TAXATION OF THE FUND AND ITS DISTRIBUTIONS

     The Fund intends to qualify and be treated as a regulated investment company under the Code. The Fund currently intends to distribute substantially all of its net investment income annually, and to distribute, at least annually, any net realized capital gains, thereby avoiding the imposition on the Fund of federal income and excise taxes on such distributed income and gain. Such distributions from net investment income will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund's capital gain distributions will be taxable as capital gain to such shareholders. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gains for reinvestment.

     After the end of each taxable year, the Fund will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a more detailed discussion of these matters, see "Taxation of the Fund and its Distributions" in the SAI.

                    NET ASSET VALUE

     The net asset value of the Fund's shares of Common
Stock will be determined as of the close of regular trading on the American Stock Exchange ("ASE") on each day the ASE is open for trading by dividing the Fund's total assets, less the Fund's total liabilities, by the total number of shares outstanding. Net asset value will be published weekly in a financial newspaper of general circulation. Such data for closed-end funds is usually published in the Monday editions of The Wall
Street Journal and Barron's. The Fund assumes no responsibility for the accuracy of such data and does not represent that The Wall Street Journal and/or
Barron's will continue to publish such data.

                     UNDERWRITING

     Upon the terms and subject to the conditions contained in the Underwriting Agreement dated as of October 26, 1999, each Underwriter named below, for whom LaSalle
St. Securities, LLC is acting as Representative, has severally agreed to purchase, and the Fund has agreed to sell to each such Underwriter, the number of shares of Common Stock set forth opposite the name of each such Underwriter:

                                                     Number of
     Underwriter                                       Shares

     LaSalle St. Securities, LLC                    1,000,000
     Wedbush Morgan Securities                        250,000
     Joseph Charles & Associates, Inc.                200,000
     Southwest Securities, Inc.                       200,000
     Bluestone Capital Partners, L.P.                 100,000
     EBI Securities Corp.                             100,000
     Hagerty Stewart                                  100,000
     J.P. Turner & Company, LLC                       100,000
     L.H. Friend, Weinress, Frankson & Presson, L.P.  100,000
     Nutmeg Securities, Ltd.                          100,000
     Paradise Valley Securities, Inc.                 100,000
     Redwine & Company, Inc.                          100,000
     Advanced Equities, Inc.                           50,000
          Total                                     2,500,000

     The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of Common Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The
Underwriters are obligated to take and pay for all shares of Common Stock offered hereby if any are taken.

     The Underwriters propose to offer part of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of $0.35 per share. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per share to certain other dealers. After the initial offering of the shares of Common Stock to the public, the public offering price and such concessions may be changed by the Underwriters. The underwriting discount of $0.55 per share is equal to 5.5% of the initial offering price. You must pay for shares of Common Stock purchased in this offering on or before the third business day following the effective date of the Registration Statement of which this Prospectus is a part. Each investor must purchase a minimum of 200 shares of Common Stock in this offering.

     Of the 2,500,000 shares of Common Stock offered by the Fund, up to 50,000 of such shares are reserved for sale at the initial public offering price to disinterested directors of the Fund and their affiliates. There can be no assurance that such shares will be purchased by these persons. Any such reserved shares not so purchased will be reoffered immediately by the Underwriters to the public at the initial public offering price.

     The Fund has granted to the Underwriters an option, exercisable for 30 days from the effective date of the Registration Statement of which this Prospectus is a part, to purchase up to an additional 375,000 shares of Common Stock to cover over-allotments, if any, at the initial public offering price less the underwriting discount.

     The Representative will receive from the Fund a non-accountable expense allowance in an amount equal to 1% of the gross offering amount, or $250,000. LCMCM has agreed to pay the organizational and offering expenses of the Fund, which are estimated to be $260,000 and which include all filing fees, legal costs and other expenses in connection with qualifying the shares of Common Stock offered hereby for sale under the laws of such states as the Representative may designate.

     The Fund anticipates that the Underwriters or their affiliates may, from time to time and subject to the regulations set forth in the 1940 Act, act as brokers or dealers in connection with the execution of the Fund's securities transactions after the Underwriters cease to act as underwriters of the Fund's Common
Stock.

     The Fund and LCMCM have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act. However, such indemnification is subject to the provisions of Section
17(i) of the 1940 Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect an underwriter of an investment company against any liability to such company or its shareholders to which it would otherwise be subject due to misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under such agreement.

     In connection with this offering, the Underwriters may purchase and sell the Common Stock in accordance with Regulation M under the Exchange Act. These transactions may include over-allotment and stabilizing transactions. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Stock. The Underwriters may also impose a penalty bid, whereby selling commissions otherwise accruing to an Underwriter or selling group member in respect of securities sold in the offering for their account may be reclaimed if such securities are repurchased by the Underwriters in stabilizing transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common
Stock, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time. These transactions may be effected on the ASE, in the over-the-counter market or otherwise.

     This Prospectus is being made available in electronic format on the following Internet websites:
www.lcmfunds.com (which is a website maintained by the Fund) and www.einvestmentbank.com (which is a website maintained by Wedbush Morgan Securities, one of the Underwriters in this offering). Except for this Prospectus, nothing on either of these websites shall be deemed to be part of this Prospectus.

     Prior to this offering, there has been no public market for the Common Stock. The Common Stock has been approved for listing on the ASE under the symbol "FND."

     The Representative is an affiliate of LCMCM, the Fund's investment adviser. The Representative's principal business address is 810 West Washington Boulevard,
Chicago, Illinois 60607.

                     LEGAL MATTERS

     The validity of the shares of Common Stock offered hereby have been passed on for the Fund by Godfrey &
Kahn, S.C., Milwaukee, Wisconsin.  Godfrey & Kahn, S.C.
serves as counsel to the Fund. In addition, certain legal matters have been passed upon for the Underwriters by Sachnoff & Weaver Ltd., Chicago,
Illinois.

                        EXPERTS

     The Statement of Assets and Liabilities of the Fund as of October 6, 1999 has been included in this Registration Statement in reliance on the report of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, which appears elsewhere herein and has been given on the authority of said firm as experts in auditing and accounting.

                ADDITIONAL INFORMATION

     The Fund has filed with the SEC a Registration
Statement on Form N-2 under the Securities Act and the 1940 Act with respect to the shares of Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all the information set forth in the Registration
Statement or the exhibits thereto. For further information regarding the Fund and the Common Stock, reference is made to the Registration Statement, including the exhibits thereto, which may be obtained from the SEC as specified below. In addition, as of the effective date of the Registration Statement of which this Prospectus is a part, the Fund will be subject to the informational requirements of the Exchange Act and the 1940 Act, and, in accordance therewith, will file reports, proxy statements and other information with the SEC.

     The reports, proxy statements and other information filed by the Fund with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Room 1024,
Washington, D.C. 20549, and at its Regional Offices located at 7 World Trade Center, Room 1300, New York,
New York 10048 and Northwest Atrium Center, 500 West
Madison Street, Room 1400, Chicago, Illinois 60661-
2511. Copies of such material can also be obtained from the Public Reference Section of the SEC, 450 Fifth
Street, N.W., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the public reference facilities by calling the SEC at 1-
800-SEC-0330. The SEC maintains a web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants, including the Fund, that file electronically with the SEC.
Reports, proxy statements and other information concerning the Fund, and filed with the SEC by the Fund, can also be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York,
New York 10006-1881.

                REPORTS TO SHAREHOLDERS

     The Fund will furnish to its shareholders annual reports containing audited financial statements, periodic unaudited reports containing financial statements and such other periodic reports as it may determine to furnish or as may be required by law.

THE FOLLOWING IS THE TABLE OF CONTENTS CONTAINED IN THE
                     STATEMENT OF
  ADDITIONAL INFORMATION FILED AS PART OF THE FUND'S
                REGISTRATION STATEMENT


                   TABLE OF CONTENTS
                        OF THE
          STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE
Investment Objective and Policies                       SAI-3
Investment Practices and Techniques                     SAI-4
Management                                              SAI-12
Principal Shareholders                                  SAI-14
Investment Advisory and Other Services                  SAI-15
Portfolio Transactions and Brokerage Allocation         SAI-16
Taxation of the Fund and its Distributions              SAI-17
Financial Statements                                    SAI-18